Exhibit 24.1

                      POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers or directors of AMERICAN WOODMARK CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints James J. Gosa and Kent B. Guichard, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and her and in his or her name, place and stead in any and all capacities, to sign and file one or more Registration Statements on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto, with respect to the registration of 47,934 shares of common stock held by Michael Knapp, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 18 day of May, 1999.


/s/ WILLIAM F. BRANDT, JR.              /s/ JAMES J. GOSA
-----------------------------           -----------------------------
William F. Brandt, Jr.                  James J. Gosa
Chairman of the Board                   President and Chief
                                        Executive Officer

/s/ DANIEL T. CARROLL                   /s/ MARTHA M. DALLY
-----------------------------           -----------------------------
Daniel T. Carroll                       Martha M. Dally
Director                                Director

/s/ FRED S. GRUNEWALD                   /s/ C. ANTHONY WAINWRIGHT
-----------------------------           -----------------------------
Fred S. Grunewald                       C. Anthony Wainwright
Director                                Director

/s/ KENT B. GUICHARD                    /s/ WILLIAM A. ARMSTRONG
-----------------------------           -----------------------------
Kent B. Guichard                        William A. Armstrong
Vice President, Finance                 Corporate Controller
and Chief  Financial Officer


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